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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Atmos Energy Corporation Retirement Savings Plan and Trust (formerly Atmos Energy Corporation Employee Stock Ownership Plan and Trust) (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurie M. Sherwood, Chairperson of the Atmos Energy Corporation Retirement Savings Plan Trust Committee and Vice President, Corporate Development and Treasurer of Atmos Energy Corporation (the Plan's Sponsor) and I, John P. Reddy, Senior Vice President and Chief Financial Officer of Atmos Energy Corporation (the Plan's Sponsor) , hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ LAURIE M. SHERWOOD
------------------------------
Laurie M. Sherwood
Chairperson, Retirement
Savings Plan Trust Committee
and Vice President, Corporate
Development and Treasurer of
Atmos Energy Corporation (the
Plan's Sponsor)


/s/ JOHN P. REDDY
------------------------------
John P. Reddy
Senior Vice President and Chief
Financial Officer of Atmos Energy
Corporation (the Plan's Sponsor)


June 30, 2003


A signed original of this written statement required by Section 906 has been provided to the Retirement Savings Plan Trust Committee of the Atmos Energy Corporation Retirement Savings Plan and Trust (formerly Atmos Energy Corporation Employee Stock Ownership Plan and Trust) and will be retained by the Retirement Savings Plan Trust Committee and furnished to the Securities and Exchange Commission or its staff upon request.